SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
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[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         STRATFORD AMERICAN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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1)   Title of each class of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
                      ----------------------------------------------------
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
                         STRATFORD AMERICAN CORPORATION

            2400 EAST ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270
                             PHOENIX, ARIZONA 85016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 11, 2001


To the Stockholders of Stratford American Corporation:

     The 2001 Annual Meeting of Stockholders of Stratford American Corporation, an Arizona corporation (the "Company"), will be held at Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, on Wednesday July 11, 2001 at 2:00 p.m., Mountain Standard Time, for the following purposes:

     1.   To elect six directors to the Board of Directors;

     2. To consider and act upon a proposal to ratify the appointment of KPMG, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the meeting.

     Only Stockholders of record at the close of business on May 15, 2001 are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock as of such date are entitled to vote on all of the above proposals. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of Stockholders entitled to vote at the Annual Meeting will be open for inspection at the Annual Meeting and will be open for inspection at the offices of Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, during ordinary business hours for ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              By Order of the Board of Directors,



                              Daniel E. Matthews, Secretary

Phoenix, Arizona
May 31, 2001

                                 PROXY STATEMENT
                                       OF
                         STRATFORD AMERICAN CORPORATION

            2400 EAST ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270
                             PHOENIX, ARIZONA 85016

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Stratford American Corporation, an Arizona corporation (the "Company"), of proxies for use at the 2001 Annual Meeting of Stockholders to be held on July 11, 2001, at 2:00 p.m., Mountain Standard Time. The Annual Meeting will be held at Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016.

     This Proxy Statement and the accompanying form of proxy are being first mailed to Stockholders on or about May 31, 2001. The Stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy). Any proxy which is not revoked will be voted at the Annual Meeting in accordance with the Stockholder's instructions. If a Stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Annual Meeting.

     Proxies will be solicited from the Company's Stockholders by mail. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and regular employees of the Company may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of the Company will receive no additional compensation for any such further solicitation.

     Only holders (the "Stockholders") of the Company's Common Stock, $0.01 par value (the "Common Stock"), at the close of business on May 15, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of April 30, 2001, there were 7,141,768 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposals One and Two. It is expected that shares held by officers and directors of the Company, which in the aggregate represent approximately 25.1% of the outstanding shares of Common Stock, will be voted in favor of each of Proposals One and Two. Votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals. Abstentions are included in the determination of the number of shares represented for a quorum. Abstentions will have the effect of a negative vote on a proposal. Broker non-votes are not counted for purposes of determining whether a quorum is present or whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Stockholders voting on the election of directors may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected at the meeting. As indicated in the proxy accompanying this Proxy Statement, discretionary power to cumulate votes is being solicited. In order to cumulate votes, at least one Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. Proxies will be tabulated by the Company with the assistance of the Company's transfer agent. The Company will, in advance of the Annual Meeting, appoint one or more Inspectors of Election to count all votes and ballots at the Annual Meeting and make a written report thereof.

SECURITY OWNERSHIP OF CERTAIN PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information, as of April 30, 2001, with respect to the number of shares of the Company's Common Stock beneficially owned by individual directors and director nominees, by all directors and officers of the Company as a group and by persons known to the Company to own more than 5% of the Company's Common Stock. Unless otherwise indicated below, to the Company's knowledge, all persons below have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. This information is based upon the Company's records and the persons' filings with the Securities and Exchange Commission.

Name and Address of                                                  Percent of
 Beneficial Owner                          Common Shares              Total(1)
 ----------------                          -------------              --------
JDMD Investments, L.L.C.(2)                  1,619,523                  22.7%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Donald R. Diamond                              450,000                   6.3%
2200 E. River Road, Suite 105
Tucson, Arizona 85718

Investments Four Corporation                   433,778                   6.1%
8630 E. Via de Ventura, Suite 220
Scottsdale, Arizona 85258

Gerald J. Colangelo(2)                         404,881                   5.7%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

David H. Eaton(2) (4) (5)                      634,881                   8.7%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Mel L. Shultz(2) (4)                           569,881                   7.8%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Richard H. Dozer(3)                             53,334                     *
401 E. Jefferson Street
Phoenix, Arizona  85004

Dale M. Jensen(2)                              404,881                   5.7%
26796 N. 98th Way
Scottsdale, AZ 85255

Mitchell S. Vance(3)                            50,000                     *
26 Burning Tree Road
Newport Beach, CA  92660

All directors, director nominees and         1,792,857                  25.1%
officers as a group (7 persons)

----------
*    Less than 1%.
(1) Shares of Common Stock subject to options which are currently exercisable or exercisable within 60 days of April 30, 2001, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Percentage of ownership is based on 7,141,768 shares of Common Stock outstanding as of April 30, 2001.
(2) Messrs. Colangelo, Eaton, Jensen and Shultz each own a 25% interest in JDMD Investments, L.L.C. ("JDMD"). Messrs. Colangelo, Eaton, Jensen and Shultz share voting and investment power with respect to the shares held by JDMD. Accordingly, the number of shares reported for each of Messrs. Colangelo, Eaton, Jensen and Shultz (excluding options awarded to Eaton and Shultz as noted per item (4) and excluding additional shares owned by Eaton as noted per item(5)) represents 25% of the number of shares owned by JDMD.
(3) Includes options to acquire 50,000 shares of Common Stock currently exercisable or exercisable within 60 days of April 30, 2001.
(4) Includes options to acquire 165,000 shares of Common Stock currently exercisable within 60 days of April 30, 2001.
(5) Includes 65,000 shares of Common Stock in exchange for shares of SA Oil and Gas Corporation previously owned.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors currently consists of six members holding seats to serve as members until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, unless they earlier resign or are removed from office. The Company's Bylaws presently provide for a Board of Directors of not less than three (3) nor more than fifteen (15) in number, with the exact number to be fixed as provided in the Company's Bylaws.

     The Board of Directors proposes that Gerald J. Colangelo, David H. Eaton, Mel L. Shultz, Richard H. Dozer, Mitchell S. Vance and Dale M. Jensen be elected to serve as the members of the Board of Directors. All are currently serving as directors. A brief description of the business experience of each nominee is set forth below in the table under the heading "Directors and Executive Officers." UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE FOR THE ELECTION OF SUCH NOMINEES. All of the nominees have consented to being named herein and have indicated their intention to serve if elected. If for any reason any nominee should become unable to serve as a director, the accompanying proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

VOTING REQUIREMENTS

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the election of directors. Proxies solicited by the Board of Directors will be voted for approval of the election of directors. Stockholders are entitled to cumulate their votes with respect to the election of directors and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected. In order to cumulate votes, at least one Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. As is indicated in the proxy, discretionary power to cumulate votes is being solicited. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee.

     For this purpose, a Stockholder voting through a proxy who abstains with respect to approval of the election of directors is considered to be present and entitled to vote on the approval of the election of directors at the meeting, and is in effect a negative vote, but a Stockholder (including a broker) who does not give authority to a proxy to vote on the election of directors shall not be considered present and entitled to vote on the election of directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL ONE.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the directors, director nominees and executive officers of the Company as of April 30, 2001.

Name                 Age                Position, Tenure and Experience
----                 ---                -------------------------------
David H. Eaton       65        Mr.  Eaton has served as Chairman of the Board of
                               Directors of the Company since February 1988, and
                               as its Chief  Executive  Officer since June 1988.
                               Mr.  Eaton  serves  as a  Director  of  Stratford
                               American Resource Corporation ("SARC"), Stratford
                               American Energy Corporation  ("SAEC"),  Stratford
                               American Gold Venture  Corporation  ("SAGVC") and
                               Stratford   American  Oil  and  Gas   Corporation
                               ("SAOGC"),  as a  Director  and  Chief  Executive
                               Officer of Stratford American Car Rental Systems,
                               Inc.   ("SCRS"),   and  as  a  Director  and  the
                               President   of  Stratford   American   Properties
                               Corporation ("SAPC").

Gerald J. Colangelo  61        Mr.  Colangelo has been a Director of the Company
                               since April 1989.  He is also a Director of SCRS,
                               SAPC and SAGVC.  Mr.  Colangelo  currently is the
                               President  and  Chief  Executive  Officer  of the
                               Phoenix   Suns   of   the   National   Basketball
                               Association,  and has been the General Manager of
                               the  Suns   since   their   inception   in  1968.
                               Additionally,  Mr. Colangelo  currently serves as
                               the  managing  general  partner  of  the  Arizona
                               Diamondbacks,  a Major League Baseball franchise,
                               and  has  served  in  that  position   since  its
                               inception in February 1994.

Richard H. Dozer     44        Mr.  Dozer  has been a  Director  of the  Company
                               since March 1998.  Mr.  Dozer  joined the Phoenix
                               Suns  Professional  Basketball  franchise in July
                               1987 as Business  Manager,  was  promoted to Vice
                               President  and Chief  Operating  Officer  in June
                               1989,  and served in that  position  until  March
                               1995,  when he was named President of the Arizona
                               Diamondbacks, where he serves today.

Dale M. Jensen       51        Mr.  Jensen  has been a Director  of the  Company
                               since March 1998.  Mr. Jensen was the  co-founder
                               and   former    Executive   Vice   President   of
                               Information Technology, Inc., a computer software
                               provider   to   banks   and   savings   and  loan
                               associations.   Mr.  Jensen   retired  from  that
                               position when  Information  Technology,  Inc. was
                               sold in 1995 and has been  managing  his personal
                               investments since that time. Mr. Jensen's current
                               investment   holdings   include  ranch  and  farm
                               properties,   oil   and   gas   development   and
                               exploration, real estate development, including world class golf courses, hotels, restaurants and convention centers, High Five Entertainment and an interest in the Phoenix Suns and the Arizona
                               Diamondbacks.

Mel L. Shultz        50        Mr.  Shultz has been a Director and the President
                               of the Company since May 1987. Prior to 1987, Mr.
                               Shultz was involved on his own behalf in real estate development and oil and gas investment.
                               Mr. Shultz is also a Director and the President of SCRS, SARC, SAEC, SAGVC, and SAOGC, and a
                               Director of SAPC.

Name                 Age                Position, Tenure and Experience
----                 ---                -------------------------------
Mitchell S. Vance    38        Mr.  Vance  has been a  Director  of the  Company
                               since  July  1998.  From  February  1993 to March
                               1998,   Mr.   Vance  was  a  Partner  of  Pacific
                               Mezzanine Investors, a private investment firm based in Newport Beach, California, which invests in private equity and debt securities primarily for leveraged buyouts and for late-stage venture investments, and manages over $350 million of capital for eight institutional limited partners.
                               From  1990  to  1993,  Mr.  Vance  was a  General
                               Partner of Tessler, Geisz and Vance, a New York based private leveraged buyout firm. Previously, Mr. Vance was an associate with the leveraged buyout firm of Levine, Tessler, Leichtman &
                               Company in Beverly Hills, California. He began his career as an investment manager with First
                               Westinghouse  Capital  Corporation in Pittsburgh,
                               Pennsylvania. Mr. Vance has been a board member of Suiza Foods Corporation, Smarte Carte, Inc.
                               and  is  currently  a  board  member  of  Vantage
                               Mobility International.

Timothy A. Laos      47        Mr. Laos has been the Chief Financial  Officer of
                               the Company  since March 1995.  From 1992 through
                               March  1995,  Mr.  Laos  served as the  corporate
                               controller for the Haworth  Corporation,  a local
                               real   estate   developer.   Mr.   Laos   devotes
                               approximately   ten percent of  his  time to  the
                               activities of the Company and SCRS, SARC, SAEC, SAGVC, SAPC and SAOGC.

Daniel E. Matthews   50        Mr.   Matthews  was   appointed   Treasurer   and
                               Secretary of the Company on December 1, 1999. Mr.
                               Matthews has been the  Controller  of the Company
                               since May 1997 and served as Manager of  Treasury
                               Operations   for   Express    America    Mortgage
                               Corporation from 1992 - 1996. Mr. Matthews is also the Treasurer and Secretary of SCRS, SARC, SAEC, SAGVC, SAPC and SAOGC.

BOARD MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2000, the Board of Directors met one time. During the fiscal year ended December 31, 2000, all incumbent directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors (held during the periods for which such persons were directors) and the total number of meetings held by all committees of the Board of Directors on which they serve (during the periods that they served).

     The Board of Directors, as a whole, serves as the Audit Committee. In that capacity, the Audit Committee meets to review audit plans and activities, reviews the Company's system of internal financial controls, approves all significant fees for audit and non-audit services provided by the independent auditors, and recommends the annual selection of independent auditors. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and representatives of KPMG LLP. Specifically, the Audit Committee has reviewed with representatives of KPMG LLP all matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee received the written disclosures and the letter from KPMG LLP describing all relationships between KPMG LLP and the Company that might bear on KPMG LLP's independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also has reviewed with representatives of KPMG LLP the issue of its independence from the Company and management. In addition, in accordance with the Securities and Exchange Commission's newly promulgated auditor independence requirements, the Audit Committee has considered whether KPMG LLP's provision of non-audit services to the Company is compatible with maintaining the independence of the accountants and has concluded that it is. Based on its review of the Company's audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee has not currently adopted a written charter for audit committee purposes. The Audit Committee consists of all six board members David Eaton, Gerald Colangelo, Richard Dozer, Dale Jensen, Mel Shultz and Mitchell Vance. Colangelo, Dozer, Jensen and Vance are independent directors as defined under the National Association of Securities Dealers' listing standards. Eaton and Shultz are both officers of Stratford American Corporation. During the fiscal year ended December 31, 2000, the Board of Directors met one time as the Audit Committee.

     The Company does not have standing nominating or compensation committees of the Board of Directors, and the functions typically performed by those kinds of committees are performed by the full Board of Directors.

COMPENSATION OF DIRECTORS

     The Company generally does not compensate its directors for services as such, but reimburses them for reasonable expenses involved in attending meetings.

         On January 3, 2000 David H. Eaton and Mel L. Shultz were each granted the option to purchase 95,000 shares of the common stock of the Company at an exercise price of One Dollar and Twenty-Five Cents ($1.25) per common share. The fair market value of the common stock on the date of grant was One Dollar and Twenty-Five Cents ($1.25) per common share. The options were awarded pursuant to the Company's 1998 Stock Incentive Plan. The options expire on January 3, 2005 and became vested in full as of the date of the grants. All directors are eligible for awards under the above described Stock Incentive Plan.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid to the Chief Executive Officer and the President of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the periods indicated. Compensation for each of the Company's other executive officers was less than $100,000 during such periods.

                           SUMMARY COMPENSATION TABLE



                                                          Long Term Compensation
                                 Annual Compensation              Awards
                             ---------------------------   ---------------------
Name and Principal                                         Securities Underlying
    Position                 Year Ended       Salary ($)      Options/SARs (#)
    --------                 ----------       ----------      ----------------
David H. Eaton                  2000           $51,213             95,000
Chief Executive Officer         1999           $90,000             70,000
                                1998           $75,000                  0

Mel L. Shultz                   2000           $51,213             95,000
President                       1999           $90,000             70,000
                                1998           $75,000                  0

     The following table sets forth information concerning options and stock appreciation rights ("SARs") granted to the named executive officers in 2000.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

                 Number of
                Securities      Percent of Total      Exercise
                Underlying    Options/SARs Granted     or Base
               Options/SARs     to Employees in         Price      Expiration
     Name       Granted (#)       Fiscal Year         ($/Share)       Date
     ----       -----------       -----------         ---------       ----
David H. Eaton   95,000(1)           50%                $1.25    January 3, 2005

Mel L. Shultz    95,000(1)           50%                $1.25    January 3, 2005

----------
(1) On January 3, 2000 the Company awarded options to two of its executive officers, pursuant to the Company's 1998 Stock Incentive Plan. David H. Eaton, Chief Executive Officer, and Mel L. Shultz, President, were each granted the option to purchase 95,000 shares of the common stock of the Company at an exercise price of One Dollar and Twenty-Five Cents ($1.25) per common share. The fair market value of the common stock on the date of grant was One Dollar and Twenty-Five Cents ($1.25) per common share. The options expire on January 3, 2005 and became vested in full as of the date of the grants.

     The following table provides information on option exercises during 2000 by the named executive officers and the value of such officers' unexercised options and SARs at December 31, 2000.

    AGGREGATED OPTION/SAR EXERCISES IN LAST YEAR AND FY-END OPTION/SAR VALUES

                                                        Number of securities           Value of unexercised
                       Shares                          underlying unexercised             in-the-money
                    acquired on          Value         options/SARs at FY-end(#)     options/SARs at FY-end($)
     Name          exercise(#)(1)     realized($)      exercisable/unexercisable    exercisable/unexercisable(2)
     ----          ---------------    ------------     -------------------------    ----------------------------
David H. Eaton           0                 0                   165,000/0                        0/0

Mel L. Shultz            0                 0                   165,000/0                        0/0

----------
(1)  No stock options were exercised in 2000 by the named executive officers.
(2) Calculated based on the difference between the fair market value per share for the Company's common stock on December 31, 2000, as reported on the OTC Bulletin Board, and the exercise price.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     The Company has no compensatory plans or arrangements that will result from the termination of employment of any executive officer or other employee or from a change of control of the Company or a change in any employee's responsibilities following a change in control.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to provide the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% stockholders were satisfied during the fiscal year ended December 31, 2000.

CERTAIN TRANSACTIONS

     All transactions between the Company and its officers, directors, principal shareholders or affiliates have been and will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties and have been and will be approved by a majority of the disinterested directors of the Company.

                                  PROPOSAL TWO:

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's Board of Directors has selected, and is submitting to the Stockholders for ratification, the appointment of KPMG LLP to serve as independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2001 and to perform other accounting services as may be requested by the Company. KPMG LLP has acted as independent public accountants for the Company since its appointment effective February 14, 1996.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement if they desire to do so.

     Although it is not required to do so, the Board of Directors has submitted the selection of KPMG LLP to the Stockholders for ratification.

AUDIT FEES

     Total fees, billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the year 2000 and for the reviews of the financial statements included in the Company's Form 10KSB for the year 2000 were $23,000.

ALL OTHER FEES

     All other fees, billed by KPMG LLP, including tax compliance and consulting services, totaled $40,660 for the year 2000.

AUDITOR INDEPENDENCE

     The Audit Committee of the Board of Directors believes that the non-audit services provided by KPMG LLP are compatible with maintaining auditor's independence. None of the time devoted by KPMG LLP on its engagement to audit the Company's financial statements for the year ended December 31, 2000 is attributable to work performed by persons other than KPMG LLP employees.

VOTING REQUIREMENTS

     Each holder of Common Stock is entitled to one vote per share held.

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposal Two. Proxies solicited by the Board of Directors will be voted for approval of Proposal Two. Stockholders are not entitled to cumulate votes with respect to Proposal Two.

For this purpose, a Stockholder voting through a proxy who abstains with respect to approval of Proposal Two is considered to be present and entitled to vote on the approval of Proposal Two at the meeting, and is in effect a negative vote, but a Stockholder (including a broker) who does not give authority to a proxy to vote on the approval of Proposal Two shall not be considered present and entitled to vote on Proposal Two.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.

                                 OTHER BUSINESS

     The Company's Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting of the Stockholders other than those described above. If other business requiring a vote of Stockholders is properly presented at the meeting, proxies will be voted in accordance with the judgment on such matters of the person or persons acting as a proxy. If any matter not appropriate for action at the Annual Meeting should be presented, the holders of the proxies will vote against consideration thereof or action thereon.

                              STOCKHOLDER PROPOSALS

     The Company welcomes comments or suggestions from its Stockholders. If a Stockholder desires to have a proposal formally considered at the 2002 Annual Meeting of Stockholders, and evaluated by the Board for possible inclusion in the Proxy Statement for that meeting, the proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before January 30, 2002.

     If a Stockholder desires to present a proposal at the 2002 Annual Meeting of Stockholders without seeking to have it included in the Proxy Statement for that meeting, the proposal must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before April 16, 2002.

                                  ANNUAL REPORT

     The Company's Annual Report to Stockholders, with audited financial statements, accompanies this Proxy Statement and was mailed this date to all Stockholders of record as of the Record Date. The Company will furnish to any Stockholder submitting a request, without charge, a copy of the Company's Annual Report on Form 10-KSB. Any exhibit to the Annual Report on Form 10-KSB will be furnished to any Stockholder of the Company. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

                                        By Order of the Board of Directors,


                                        Daniel E. Matthews, Secretary

Phoenix, Arizona
May 31, 2001

                                [FRONT OF CARD]

                      STRATFORD AMERICAN CORPORATION PROXY
           2400 EAST ARIZONA BILTMORE CIRCLE, BUILDING 2, SUITE 1270
                             PHOENIX, ARIZONA 85016

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The  undersigned  appoints  David H.  Eaton,  Mel L.  Shultz  and Gerald J.
Colangelo, and each of them, as proxies, each with the power of substitution, and authorizes them to represent and vote, as designated on the reverse side hereof, all shares of Common Stock of Stratford American Corporation held by the undersigned on May 15, 2001, at the Annual Meeting of Shareholders to be held on July 11, 2001, and at any adjournment or postponement of the meeting. In their discretion, the proxies are authorized to vote such shares upon such other business as may properly come before the Annual Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED PROPOSALS.

                               (Continued and to be SIGNED on the reverse side.)

                               [REVERSE OF CARD]

Please mark boxes X in blue or black ink. This Board of Directors recommends a vote FOR the proposals listed below. More detailed information concerning each of the proposals is provided in the Proxy Statement of Stratford American Corporation, dated May 31, 2001.

1. Election of Gerald J. Colangelo, David H. Eaton,          [ ] FOR ALL
   Mel L. Shultz, Richard H. Dozer, Mitchell S. Vance        [ ] AGAINST ALL
   and Dale M. Jensen as members of the Board of Directors.  [ ] FOR ALL EXCEPT*

   ________________________________________________________
                       *Nominee Exception

2. Ratification of the appointment of KPMG, LLP as           [ ] FOR
   the Company's independent accountants for the fiscal      [ ] AGAINST
   year ended December 31, 2001.                             [ ] ABSTAIN

                                        Please sign  exactly as name  appears at
                                        left.  When  shares  are  held by  joint
                                        tenants,  both should sign. When signing
                                        as an attorney, executor, administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by president
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.

Date _______________, 2001              ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature if held jointly

          (Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.)